EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77B:
  Accountants report on internal control

EXHIBIT B:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3
------------------------------------------------------------------

EXHIBIT A:
Report of Independent Accountants

To the Board of Trustees and Shareholders of H&Q IPO & Emerging Company Fund

In planning and performing our audit of the financial statements of H&Q IPO & Emerging Company Fund (the "Fund") for the year ended September 30, 2000, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Fund is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that controls may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of September 30, 2000.

This report is intended solely for the information and use of the Board of Trustees, management and the Securities and Exchange
Commission and is not intended to be and should not be used by anyone other than these specified parties.

PricewaterhouseCoopers LLP
November 3, 2000
New York, New York



EXHIBIT B:
10F-3 TRANSACTION INFORMATION IS DISPLAYED IN THE FOLLOWING ORDER:
TRADE DATE
TICKER
ISSUER
LEAD/CO-MGR
UNDERWRITER
OFF PRICE
SHARES OFFERED (MM)
TOTAL AMT OFFERED (MM)
IPO (Y/N)
H&Q MNG


04/04/00
met
Metlife
CS First Boston Corp., Goldman Sachs & Co.
Banc of America Securities LLC, Donaldson, Lufkin & Jenrette Inc.,
 Lehman Brothers, Inc., Morgan Stanley Dean Witter & Co., Salomon Smith Barney Inc., Conning & Co., Fox-Pitt Kelton, Inc., J.P. Morgan Securities, Inc., Santander Investment Securities, Inc., Utendahl Capital Partners LP, UBS Warburg LLC, Credit Lyonnais Securities, Bsch Bolsa Sociedad de Valores SA
14.25
202
2,878.5
y

04/04/00
ulcm
Ulticom
Lehman Brothers, Chase H&Q, U.S. Bancorp Piper Jaffray, Fidelity
 Capital Markets
Banc of America Securities LLC, CIBC World Markets Corp., Goldman Sachs & Co.,
 Salomon Smith Barney Inc., UBS Warburg LLC, Arnhold & S Bleichroeder Inc., George K. Baum & Co., Dain Rauscher Inc., First Albany Corp., First Analysis Securities Corp., Oscar Gruss & Son Inc., Jefferies & Co., Inc., Gunnallen Financial Inc., John G. Kinnard & Co. Inc., Ladenburg
Thalmann & Co. Inc., Nutmeg Securities Inc., SunTrust Equitable Securities
 Corp., Tucker Anthony Inc.
 13
 4.25
 55.25
y
y

04/06/00
goam
GoAmerica
Bear, Stearns & Co. Inc., Chase H&Q, U.S. Bancorp Piper Jaffray, Wit
 SoundView
DLJDirect Inc., Banc of America Securities LLC, Deutsche Banc Alex Brown
 Inc., Donaldson Lufkin & Jenrette Inc., First Union Securities Inc., Robertson Stephens Inc., Morgan Stanley Dean Witter & Co., Salomon Smith Barney Inc., Brean Murray & Co. Inc., Blaylock & Partners
 LP, JC Bradford & Co., Chatsworth Securities LLC, Friedman Billings Ramsey & Co., Gabelli & Co. Inc., Gaines Berland Inc., Gerard
 Klauer Mattison & Co. Inc., Jefferies & Co. Inc., Jesup & Lamont Securities Corp., Josephthal & Co. Inc., Redwine & Co. Inc., Sands Brothers & Co. Ltd.
 16
 10
 160
y
y

04/07/00
mckc
MCK Communications
Robertson Stephens Inc., Chase H&Q, Dain Rauscher Wessels, U.S. Bancorp
 Piper Jaffray
Banc of America Securities LLC, Bear Stearns & Co. Inc., CIBC World Markets
 Corp., Deutsche Banc Alex Brown Inc., Lehman Brothers Inc., Merrill
 Lynch Pierce Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., JP Morgan Securities Inc., Painewebber Inc., Prudential Securities Inc., Salomon Smith Barney Inc., SG Cowen Securities Corp., E*Trade
 Securities Inc.
 40
 2.75
 110
n
y

04/27/00
onnn
On Semiconductor
Morgan Stanley Dean Witter & Co., Chase H&Q, Lehman Brothers Inc.,
 Robertson Stephens Inc., Salomon Smith Barney Inc.
Morgan Stanley Dean Witter & Co., Chase H&Q, Lehman Brothers Inc.,
 Robertson Stephens Inc., Salomon Smith Barney Inc.
 16
 30
 480
y
y

04/19/00
embt
Embarcadero Technologies
Donaldson Lufkin & Jenrette, U.S. Bancorp Piper Jaffray, Wit SoundView,
 DLJDirect
Banc of America Securities, Chase H&Q, CIBC World Markets, Credit Suisse
 First Boston, Deutsche Banc Alex. Brown, First Union Securities, Inc., Robertson Stephens, Merrill Lynch & Co., Thomas Weisel Partners L.L.C., Adams, Harkness & Hill Inc., George K. Baum
 10
 4.20
 42
y


04/19/00
pecs
PEC Solutions
Donaldson Lufkin & Jenrette Inc., Chase H&Q, Legg Mason Wood Walker Inc.,
 DLJDirect
-
 9.5
 3
 29
y
y

05/18/00
unwr
US Unwired
Donaldson Lufkin & Jenrette Inc., CS First Boston Corp., First Union Securities Inc., DLJDirect Inc.
Allen & Co., Chase Securities Inc., Deutsche Banc Alex Brown Inc., AG Edwards & Sons Inc., Lehman Brothers Inc., Merrill Lynch Pierce Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., Prudential Securities Inc., Salomon Smith Barney Inc., Advest Inc., Robert W. Baird & Co. Inc., George K. Baum & Co., JC Bradford & Co., The Chapman Co., Fahnestock & Co. Inc., First Albany Corp., Gabelli & Co. Inc., Gerard Klauer Mattison & Co. Inc., Gruntal & Co. Inc., Hoak Breedlove Wesneski & Co., Johnston Lemon & Co. Inc., Edward D Jones & Co., Kaufman Brothers LP, CL King & Assoc Inc., Lebenthal & Co. Inc., Legg Mason Wood Walker Inc., Ormes Capital Markets Inc., Raymond James & Assoc Inc., Sanders Morriss Harris Inc., Sands Brothers & Co. Ltd., Santander Investment Securities Inc., Stephens Inc., CE Unterberg Towbin
 11
 8
 88
y


05/23/00
ctlm
Centillium Communications
CS First Boston Corp.,Robertson Stephens Inc., Salomon Smith
Barney Inc.
Chase H&Q, E*OFFERING, WR Hambrecht & Company, LLC, Invemed
Associates, Inc., Lehman Brothers, Brad Peery Inc.
 19
 4
 76
y


05/25/00
smdi
Standford Microdevices
Deutsche Banc Alex Brown Inc., Banc of America Securities LLC, CIBC World Markets Corp., Robertson Stephens Inc.
Bear Stearns & Co. Inc., Chase Securities Inc., Merrill Lynch Pierce Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., Painewebber Inc., Prudential Securities Inc., Salomon Smith Barney Inc., Adams Harkness & Hill Inc., JC Bradford & Co., Dain Rauscher Inc., Dominick & Dominick Inc., First Security Van Kasper, Gerard Klauer Mattison & Co. Inc., Cl King & Assoc Inc., SunTrust Equitable Securities Corp.
 12
 4
 48
y


06/07/00
upcs
ubiquitel
Donaldson Lufkin & Jenrette Inc., Banc of America Securities LLC,
DLJDirect Inc.
Chase Securities Inc., CS First Boston Corp., Credit Lyonnais Securities, Deutsche Banc Alex Brown Inc., First Union Securities Inc., Goldman Sachs & Co., HSBC Securities Inc., Lehman Brothers Inc., Merrill Lynch Pierce Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., Painewebber Inc., Salomon Smith Barney Inc., CE Unterberg Towbin, George K. Baum & Co., William Blair & Co. LLC, JC Bradford & Co., Fahnestock & Co. Inc., First Albany Corp., Gabelli & Co. Inc., Gerard Klauer Mattison & Co. Inc., Hoak Breedlove Wesneski & co., Janney Montgomery Scott Inc., Johnston Lemon & Co. Inc., Legg Mason Wood Walker Inc., Parker/Hunter Inc., Pennsylvania Merchant Group Ltd., The Robinson-Humphrey Co. Inc., Sanders Morris Harris Inc., Sands Brothers & Co. Ltd., Santander Investment Securities Inc., Stephens Inc.
 8
 12.5
 100
y


06/23/00
crl
Charles River Laboratories Inc.
Donaldson Lufkin & Jenrette Inc., Lehman Brothers Inc., ING Baring Furman Selz LLC, SG Cowen Securities Corp., U.S. Bancorp Piper Jaffray Inc., DLJDirect Inc.
Banc of America Securities LLC, Deutsche Banc Alex Brown LLC, AG Edwards & Sons Inc., Merrill Lynch Pierce Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., Thomas Weisel Partners LLC, Robert W. Baird & Co. Inc., George K. Baum & Co., William Blair & Co. LLC, Burnham Securities Inc., Dain Rauscher Inc., Fahnestock & Co. Inc., Gruntal & Co. Inc., Janney Montgomery Scott Inc., Johnston Lemon & Co. Inc., Edward D Jones & Co., CL King & Assoc. Inc., McDonald Investments Inc., Pennsylvania Merchant Group Ltd., Ragen MacKenzie Inc., Raymond James & Assoc Inc., RBC Dominion Securities Inc., Sanders Morris Harris Inc., Sands Brothers & Co. Ltd., Stephens Inc., Stifel Nicolaus & Co. Inc., SunTrust Equitable Securities Corp., Sutro & Co. Inc., Tucker Anthony & RL Day Inc., Wachovia Securities Inc.
 16
 14
 224
y


06/23/00
msv
Manufacturers Services Ltd
Donaldson Lufkin & Jenrette Inc., Banc of America Securities LLC, Robertson Stephens Inc., Thomas Weisel Partners LLC, DLJDirect Bear, Stearns & Co., Chase H&Q, CIBC World Markets, A.G. Edwards & Sons, Inc., Lehman Brothers, Merrill Lynch & Co., Morgan Stanley Dean Witter, Prudential Securities, Salomon Smith Barney Inc., SG Cowen Securities Corporation, C.E. Unterberg, Towbin Co.
 16
 11
 176
y


07/28/00
lxnt
Lexent
Credit Suisse First Boston, Chase H&Q, Raymond James & Associates,
Inc.
E*Offering Corp., Fahnestock & Co. Inc., Invemed Associates LLC,
Prudential Securities Incorporated, Sands Brothers & Co., Ltd.,
Shields & Company, H.G. Wellington & Co. Inc.
 15
 6
 90
y
y

07/28/00
corv
Corvis
Credit Suisse First Boston, Robertson Stephens, Banc of America Securities LLC, Chase H&Q, J.P. Morgan & Co., CIBC World Markets ABN AMRO Incorporated, Sanford C. Bernstein & Co., Inc., Cazenove Incorporated, Dain Rauscher Incorporated, Deutsche Bank Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, A.G. Edwards & Sons, Inc., E*Offering Corp., Invemed Associates LLC, Edward D. Jones & Co., L.P., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Warburg LLC, U.S. Bancorp Piper Jaffray Inc., Thomas Weisel Partners LLC, Wit SoundView Corporation
 36
 31.625
 1,138.5
y
y

08/01/00
opnt
OpNet
Morgan Stanley Dean Witter & Co., Robertson Stephens Inc.,
Friedman Billings Ramsey International Ltd.
Banc of America Securities, Chase H&Q, Dain Rauscher Wessels,
First Union Securities, Inc., Janney Montgomery Scott LLC, Edward
D. Jones & Co., L.P., Legg Mason Wood Walker Incorporated,
McDonald Investments, Inc., Brad Peery Inc.
 13
 4
 52
y


08/03/00
isph
Inspire Pharmaceuticals
Deutsche Banc Alex Brown Inc., U.S. Bancorp Piper Jaffray Inc.,
Chase H&Q
Banc of America Securities LLC, CIBC World Markets Corp., Merrill Lynch Pierce Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., Robertson Stephens Inc., Salomon Smith Barney Inc., Adams Harkness & Hill Inc., Dominick & Dominick Inc., Emerging Growth Equities Ltd., Fahnestock & Co. Inc., CL King & Assoc. Inc., Legg Mason Wood Walker Inc., Edgar M. Norris & Co. Inc., SunTrust Equitable Securities Corp., CE Unterberg Towbin, Wachovia Securities Inc., Wedbush Morgan Securities Inc.
 12
 5.5
 66
y
y

08/16/00
otwo
O2 Wireless
Chase H&Q, CS First Boston Corp., Thomas Weisel Partners LLC Robertson Stephens Inc., Banc of America Securities LLC, CIBC World Markets Corp., Deutsche Bank Alex Brown Inc., Donaldson Lufkin & Jenrette Inc., Merrill Lynch Pierce Fenner & Smith Inc., DA Davidson & Co. Inc., SunTrust Equitable Securities Corp., Friedman Billings Ramsey & Co. Inc., Redwine & Co. Inc., The Robinson-Humphrey Co. Inc., Sanders Morris Harris Inc., Wachovia Securities Inc.
 12
 6.1
 73.2
y
y

09/14/00
isil
Intersil Holdings Corp
Credit Suisse First Boston, Robertson Stephens, Chase H&Q, Lehman
Brothers, Merrill Lynch & Co., SG Cowen
A.G. Edwards & Sons, Inc., E*Offering Corp., Invemed Associates
LLC, Scotia Capital (USA) Inc., SunTrust Equitable Securities
Corporation
 48
 11
 528
n
y

09/21/00
ttmi
TTM Technologies
Robertson Stephens, Chase H&Q, Donaldson, Lufkin & Jenrette, First Union Securities, Inc.
E*Offering Corp., Fidelty Capital Markets, Needham & Company,
Inc., Quick & Reilly, Inc., SunTrust Equitable Securities
Corporation
 16
 7.5
 120
y
y

09/27/00
soe
Southern Energy
Goldman Sachs & Co., Morgan Stanley Dean Witter & Co., Banc of
America Securities LLC, CS First Boston Corp., JP Morgan
Securities Inc., Lehman Brothers Inc., Salomon Smith Barney Inc.
Blaylock & Partner LP, Chase H&Q, Commerzbank Aktiengesellschaft,
The Williams Capital Group LP, ABN AMRO Inc.
 22
 58
 1,276
y
y

09/28/00
vast
Vastera
Deutsche Banc Alex Brown Inc., Chase H&Q, Banc of America
Securities LLC
Bear Stearns & Co. Inc., Donaldson Lufkin & Jenrette Inc., Goldman Sachs & Co., ING Baring Furman Selz LLC, Merrill Lynch Pierce Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., Prudential Securities Inc., Salomon Smith Barney Inc., Adams Harkness & Hill Inc., Hoak Breedlove Wesneski & Co., Josephthal & Co. Inc., Legg Mason Wood Walker Inc., McDonald Investments Inc., Pacific Crest Securities Inc., Parker/Hunter Inc., Scott & Stringfellow Inc., Seaboard Securities Inc., Wedbush Morgan Securities Inc.
 14
 6
 84
y
y

09/29/00
ardi
At Road
Credit Suisse First Boston, Chase H&Q, U.S. Bancorp Piper Jaffray William Blair & Company, L.L.C., Deutsche Bank Securities Inc., E*Offering Corp., Invemed Associates L.L.C., Lehman Brothers Inc., Needham & Company, Pacific Crest Securities, Inc., Prudential Securities Inc., Sands Brothers & Co., Ltd., Wit SoundView Corp.
 9
 7
 63
y
y


10F-3 TRANSACTION INFORMATION IS DISPLAYED IN THE FOLLOWING ORDER:
DATE
TICKER
COMPANY
UNDERWRITER
IPO / SECONDARY
SHARES
PRICE
COMMISSION
COMMISSION %
FAIR COMM
3 YR HISTORY
ALLOCATION % LIMIT
CHASE H&Q PROPRIETARY HOLDING


04/04/00
met
Metlife
Goldman Sachs
IPO
25,000
14.250
0.640
4.49
yes
yes
no
no

04/04/00
ulcm
Ulticom
Lehman Brothers
IPO
1,000
13.000
0.910
7.00
yes
yes
no
no

04/06/00
goam
GoAmerica
Bear Stearns
IPO
75,000
16.000
1.120
7.00
yes
yes
no
no

04/07/00
mckc
MCK Communications
Robertson Stephens
Sec
100,000
40.000
2.020
5.05
yes
yes
no
no

04/27/00
onnn
On Semiconductor
Morgan Stanley
IPO
5,000
16.000
0.960
6.00
yes
yes
no
no

04/19/00
embt
Embarcadero Technologies
Donaldson Lufkin Jenrette
IPO
75,000
10.000
0.700
7.00
yes
yes
no
no

04/19/00
pecs
PEC Solutions
Donaldson Lufkin Jenrette
IPO
175,000
9.500
0.665
7.00
yes
yes
no
no

05/18/00
unwr
US Unwired
Donaldson Lufkin Jenrette
IPO
100,000
11.000
0.770
7.00
yes
yes
no
no

05/23/00
ctlm
Centillium Communications
CS First Boston
IPO
4,000
19.000
1.330
7.00
yes
yes
no
received okay

05/25/00
smdi
Standford Microdevices
Deutche Bank
IPO
25,000
12.000
0.840
7.00
yes
yes
no
no

06/07/00
upcs
ubiquitel
Donaldson Lufkin Jenrette
IPO
100,000
8.000
0.500
6.25
yes
yes
no
no

06/23/00
crl
Charles River Laboratories Inc.
Donaldson Lufkin Jenrette
IPO
50,000
16.000
1.120
7.00
yes
yes
no
no

06/23/00
msv
Manufacturers Services Ltd
Donaldson Lufkin Jenrette
IPO
50,000
16.000
1.120
7.00
yes
yes
no
no

07/28/00
lxnt
Lexent
CS First Boston
IPO
 1,000
 $15.00
 1.050
 7.00
yes
yes
no
no

07/28/00
corv
Corvis
CS First Boston
IPO
 4,000
 $36.00
 2.520
 7.00
yes
yes
no
no

08/01/00
opnt
OpNet
Morgan Stanley
IPO
 500
 $13.00
 0.910
 7.00
yes
yes
no
no

08/03/00
isph
Inspire Pharmaceuticals
Deutche Bank
IPO
 25,000
 $12.00
 0.840
 7.00
yes
yes
no
no

08/16/00
otwo
O2 Wireless
CS First Boston
IPO
 500
 $12.00
0.84
 7.00
yes
yes
no
no

09/14/00
isil
Intersil Holdings Corp
CS First Boston
SEC
 2,500
 $48.00
2.28
 4.75
yes
yes
no
no

09/21/00
ttmi
TTM Technologies
Robertson Stephens
IPO
 40,000
 $16.00
1.12
 7.00
yes
yes
no
no

09/27/00
soe
Southern Energy
Goldman Sachs
IPO
 10,000
 $22.00
1.045
 4.75
yes
yes
no
no

09/28/00
vast
Vastera
Deutche Bank
IPO
 40,000
 $14.00
0.98
 7.00
yes
yes
no
no

09/29/00
ardi
At Road
CS First Boston
IPO
 2,500
 $9.00
0.63
 7.00
yes
yes
no
no